UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2019

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure required by this item is included in Item 2.03 of this Current Report on Form 8-K and is incorporated herin by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 4, 2019, Hines Global REIT Properties, L.P. (the “Operating Partnership”) and HGR Bellevue REIT Holdings, LLC, both majority-owned subsidiaries of Hines Global REIT, Inc. ( “Hines Global” and, together with its subsidiaries, the “Company”), entered into an Amendment to Credit Agreement (the “Amendment”), which amended the Amended and Restated Credit Agreement among the Operating Partnership and the lenders party thereto, including, but not limited to, JPMorgan Chase Bank, National Association (“Chase”), as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, U.S. Bank National Association, Bank of Montreal, Chicago Branch and Regions Bank, as Co-Documentation Agents, providing for borrowings denominated in U.S. dollars, British pounds sterling, or Euros.

The primary purpose of the Amendment was to revise the terms of the Credit Agreement to meet the Company’s financing needs, which have changed since the date the Credit Agreement was executed as a result of the Company’s adoption and execution of its plan of liquidation and dissolution, including the sale of 22 properties between April 2018 and February 2019. The Company intends to sell its remaining properties and to distribute the proceeds from these sales to its stockholders by July 2020. Material changes to the Credit Agreement include the following, each of which is described further below: (i) the reduction of the total borrowing capacity from $920 million to $725 million and (ii) the extension of the maturity date from June 29, 2019 to March 4, 2020 with three six-month extension options.

As amended by the Amendment, the Credit Agreement provides for borrowings up to $500.0 million under a senior, unsecured revolving credit facility (the “Revolving Loan Commitment”) and $225.0 million under a senior, unsecured term loan (the “Term Loan Commitment”), which we refer to collectively as the “Revolving Credit Facility.” The borrowings under the Revolving Loan Commitment may be denominated in U.S. dollars, British pounds sterling, or Euros with aggregate foreign currency commitments constituting up to $200.0 million of the maximum amount available under the Revolving Loan Commitment. The Revolving Credit Facility has a maturity date of March 4, 2020. The Company may elect to extend the maturity by three additional six-month extensions, subject to certain conditions. As of March 5, 2019, the Company had $225.0 million outstanding under the Term Loan Commitment and $169.0 million outstanding under the Revolving Loan Commitment.

The description above is a summary and is qualified in its entirety by the Credit Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference, as amended by the Amendment, which is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement, dated as of June 29, 2015, among Hines Global REIT Properties, L.P. and the Lenders party thereto, JP Morgan Chase Bank, National Association, as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, and Bank of Montreal, Chicago Branch, Regions Bank and U.S. Bank National Association, as Co-Documentation Agents, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Bookrunners and Joint Lead Arrangers (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on August 13, 2015 and incorporated by reference herein)

10.2
Amendment to Credit Agreement, dated as of March 4, 2019, by and among Hines Global REIT Properties, L.P., HGR Bellevue REIT Holdings LLC, and the Lenders party thereto, JP Morgan Chase Bank, National Association, as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A., as Syndication Agent, and Bank of Montreal, Chicago Branch, Regions Bank and U.S. Bank National Association, as Co-Documentation Agents, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Bookrunners and Joint Lead Arrangers

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the availability of borrowings under the Revolving Credit Facility and the execution of the Company’s plan of liquidation and dissolution are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” or similar words or phrases intended to identify information that is not historical in nature. These risks and uncertainties include, without limitation, unanticipated difficulties or expenditures; potential liability for uninsured losses and environmental contamination; risks associated with the Company’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws; and risks associated with the Company’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this report. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

March 8, 2019	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer